UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2020

GLOBAL HEALTHCARE REIT, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

6800 N. 79th St., Ste. 200, Niwot, Colorado 80503

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 449-2100

(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 2.01	COMPLETION OF ACQUISITION OF ASSETS

Effective March 2, 2020, Global Healthcare REIT, Inc., a Utah corporation (the “Company”), through its wholly-owned subsidiary, Global Quapaw, LLC and Oklahoma limited liability company (“Quapaw”) completed the acquisition of an 86-licensed bed, long-term care facility known as Higher Call Nursing Center (“Higher Call”) located 407 Whitebird Avenue, in Quapaw, Oklahoma for the purchase price of $1,300,000. Quapaw has entered into an Operating Lease Agreement with Global Higher Call Nursing, LLC, an Oklahoma limited liability and wholly-owned subsidiary of the Company, as lessee, to be the Operator of the facility. The acquisition represents the consummation of an Asset Purchase Agreement dated October 21, 2019 between Higher Call Nursing Center, Inc., as Seller, and Global Quapaw, LLC, as Buyer (the “APA”). A copy of the APA is filed herewith as Exhibit 10.1.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBGLIATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

In connection with the acquisition of the Higher Call Nursing Center, the Company entered into two credit facilities, summarized as follows:

The Company entered into a senior loan agreement with Security Bank in the principal amount of $1.0 million (the “Senior Loan”). The Senior Loan accrues interest at the rate of 6.5% per annum and is payable in monthly installments of $7,906.62 The Senior Loan matures in 2040. The Senior Loan is secured by a senior Mortgage, Security Agreement and Assignment of Rents (“Mortgage”) covering the Higher Call facility and a UCC Security Interest covering the personal property and other non-real estate assets. The forms of Note, Mortgage Security Agreement are filed herewith as Exhibits 10.2, 10.3, and 10.4 respectively.

The Company also executed a promissory note in favor of the Seller, Higher Call Nursing Center, Inc. in the principal amount of $150,000 (the “Seller Note”). The Seller Note accrues interest at the rate of 8% per annum and is payable in equal monthly installments, principal and interest, and matures in April 2024. The Seller Note is secured by a Corporate Guaranty of Global. A copy of the Seller Note is filed herewith as Exhibit 10.5 and the Guaranty Agreement is filed herewith as Exhibit 10.6.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements

Pursuant to Item 7(a)(4), the Registrant declares that it is impracticable to provide the required audited financial statements relative to the acquired business at the time of this Report. Such audited financial statements required by Item 9.02(a) shall be filed not later than seventy-one (71) days after the due date of this Current Report on Form 8-K.

(b)	Pro Forma Financial Information

Pursuant to Item 9.02(b) and Item 9.02(a)(4), the Registrant declares it is impracticable to provide the required pro forma financial information relative to the acquired business at the time of this Report. Such pro forma financial information required by Item 9.02(b) shall be filed not later than seventy-one (71) days after the due date of this Current Report on Form 8-K.

(c)	Exhibits
	Item	Title

	10.1	Asset Purchase Agreement
	10.2	Form of Senior Note
	10.3	Form of Mortgage, Security Agreement and Assignment of Rents
	10.4	Form of Security Agreement
	10.5	Form of Seller Note
	10.6	Form of Corporate Guaranty

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Healthcare REIT, Inc. (Registrant)

Dated: March 4, 2020	/s/ Zvi Rhine
Zvi Rhine, President

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